CommunityOne Bancorp June 26, 2014 Investor Presentation

Forward Looking Statements & Other Information Forward Looking Statements This presentation contains certain forward-looking statements within the safe harbor rules of the federal securities laws. These statements generally relate to COB’s financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking terminology, such as “believes,” “expects,” or “are expected to,” “plans,” “projects,” “goals,” “estimates,” “may,” “should,” “could,” “would,” “intends to,” “outlook” or “anticipates,” or variations of these and similar words, or by discussions of strategies that involve risks and uncertainties. Forward looking statements are subject to risks and uncertainties, including but not limited to, those risks described in COB’s Annual Report on Form 10-K for the year ended December 31, 2013 under the section entitled “Item 1A, Risk Factors,” and in the Quarterly Reports of Form 10-Q and other reports that are filed by COB with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous assumptions, risks and uncertainties, and which change over time. These forward-looking statements speak only as of the date of this presentation. Actual results may differ materially from those expressed in or implied by any forward looking statements contained in this presentation. We assume no duty to revise or update any forward-looking statements, except as required by applicable law. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), COB management uses and this presentation contains or references, certain non-GAAP financial measures, such as core earnings and core noninterest expense to average assets and tangible book value. COB believes these non- GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry; however, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in COB’s Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in COB’s Quarterly Reports on Form 10-Q. A reconciliation of non- GAAP measures to the most directly comparable GAAP measure is included within tables in the presentation or with the appendix to this presentation. 2

3 – Contributed $310 million in new capital – Merged CommunityOne Bancorp and Bank of Granite Corp – Installed new experienced management team and Board – Preserved DTA  Recapitalization and merger in 2011 – Returned to profitability in 2nd half of 2013 - $6.3 million in net income – Achieved targeted synergies with Bank merger – Resolved all legacy enforcement actions – Exceeded asset quality goals with minimal credit cost  Achieved or exceeded turnaround goals for 2013 – Strategic Initiatives help drive loans to deposits ratio from 69% to mid 70% range – 3% deposit growth aided by investments in Treasury Management and online/mobile banking infrastructure – 4% core expense savings invested in Strategic Initiatives – Continued improvements in asset quality and profitability – Pursue growth through acquisitions  Key objectives for 2014 – CommunityOne Bank founded in 1907 as First National Bank of Asheboro – Bank of Granite founded in 1906 – High quality, low cost deposit franchises  Long history of performance CommunityOne at a Glance 3

Attractive Franchise  Attractive community banking franchise in North Carolina  High quality, low cost core deposit base  Experienced origination teams in key lending markets – Metro Charlotte – Piedmont Triad – Legacy markets of Hickory and Asheboro – Commercial Real Estate – Raleigh Loan Production Office  Full range of capabilities – Commercial banking, small business banking, treasury services, consumer banking, auto finance, mortgage banking, wealth management, and trust 4

Experienced Leadership and Board 5 Executive Officers Experience Brian Simpson Chief Executive Officer Bob Reid President Dave Nielsen Chief Financial Officer Beth DeSimone General Counsel and Chief Risk Officer Neil Machovec Chief Credit Officer Non-Management Directors Experience Austin Adams Chairman John Bresnan1 Director Scott Kauffman Director Jerry Licari Audit Committee Chair Chan Martin Risk Management Committee Chair Gray McCaskill Director Ray McKenney Compensation and Nominating Committee Chair Boyd Wilson D r ctor 1 John Redett, a managing director of The Carlyle Group, LP, w as elected to serve as a director of CommunityOne at the 2014 Annual Meeting of Shareholders in place of John Bresnan as the Carlyle-designated director. His qualif ication to serve is subject to regulatory non-objection, w hich is pending. Mr. Redett has almost 15 years experience in the investment services business, focusing on opportunities in the f inancial services sector. EVP of Broyhill Investments, a family office, and CFO of BMC Fund, a registered investment company. 34 years of banking experience, including Small Business Risk Management Executive and Commercial Card Risk Executive at Bank of America and Director of Credit Policy and Risk Management at HSBC Mortgage Services. Retired Chief Information Officer and Executive Committee member at JPMorgan Chase, Banc One and First Union. Board member at Dun & Bradstreet, Spectra Energy and Commscope. Retired banking and financial services executive, including CRO for Corporate and Investment Banking at First Union/Wachovia and Managing Director of Credit at Lehman Brothers. 18 years of banking and financial services experience, including Principal in the Business and Financial Services Group at Oak Hill Capital and Co-COO for the America's Financial Institutions Group at Goldman Sachs. Retired Engagement Partner and SEC Reviewing Partner for insurance and bank clients and Partner in Charge of the US Banking Practice and the Financial Risk Management Practice. Retired banking and financial services executive at Bank of America including Treasurer, Enterprise Market and Operational Risk Executive and Global and Corporate Banking Risk Executive. Board member at CNL Healthcare. President of MBM Auto Management, a multi-franchise automobile and powersports management company which he founded in 1981. 20 years of banking experience as senior executive and Operating Committee member at First Union, including Head of Structured Products, Real Estate Capital Markets and Leasing and Head of Balance Sheet Management. 33 years of banking experience as senior executive at First Union/Wachovia/Wells Fargo including President of TN, PA/DE and NY/NJ/CT regions, President of Retirement & Investment Products and Head of Real Estate. 25 years of banking and financial services experience at KPMG, First Union/Wachovia/Wells Fargo including Wholesale Integration Manager for the Wells Fargo/Wachovia Merger, and COO of Corporate and Investment Banking. 25 years at Arnold & Porter in the Corporate and Financial Institution area. DeSimone's practice concentrated on regulatory matters, mergers and acquisitions and consumer banking issues. CEO of Senn Dunn Insurance, the largest privately-owned insurance agency in NC, specializing in business insurance, employee benefits and personal insurance.

Profitability Restored  Three consecutive profitable quarters – $7.6 million in last three quarters  Core earnings were $1.6 million in 1Q 2014 and $10.4 million for full year 2013  Core noninterest expense to average assets trending down to 3.59% in 1Q 2014, and 3.50% for 2013  Positive credit – Net annualized charge offs of 0.02% in 1Q 2014 and 0.26% for 2013 – Net OREO costs of $0.2 million in last three quarters  Net interest income impacted by yield reductions resulting from cash flow reforecast for Granite purchased impaired loan portfolio in 4Q 2013 6 Quarterly Performance Metrics Dollars in thousands except per share data 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 Net income (loss) before taxes (2,743)$ (2,947)$ 4,292$ 1,241$ 1,300$ Net income (loss) (4,596) (3,183) 4,006 2,290 1,277 Net income (loss) per share (0.21) (0.15) 0.18 0.11 0.06 Return on average assets (0.88%) (0.62%) 0.79% 0.45% 0.26% Return on average equity (19.3%) (14.5%) 21.0% 11.1% 6.2% Net interest margin 3.20% 3.27% 3.76% 3.52% 3.43% Core noninterest expense to average assets 1 3.66% 3.59% 3.42% 3.34% 3.59% Loans held for investment 1,113,765 1,189,413 1,195,142 1,212,248 1,219,785 Deposits 1,856,561 1,811,485 1,790,607 1,748,705 1,767,930 NPA's to total assets 5.6% 4.7% 4.1% 3.2% 2.9% 1 Non-GAAP measure. See page 7 for reconciliation to GAAP presentation. Q arterly R sults R sults of Operations D llars i thousands 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 Net interest income 15,173$ 15,414$ 17,382$ 16, 64$ 15,479$ R c very of Provision (Provision) for loan losses (110) 1,057 350 (1,820) 684 Noninterest income 6,533 5,247 4,487 4,147 3,943 Noninterest expense (24,339) (24,665) (17,927) (17,550) (18,806) Net income (loss) before tax (2,743) (2,947) 4,292 1,241 1,300 Income tax benefit (expense) (1,853) (236) (286) 1,049 (23) Net income (loss) (4,596) (3,183) 4,006 2,290 1,277 40$ 1,821$ 4,698$ 3,808$ 1,642$ 1 Non-GAAP measure. See Appendix for reconciliation to GAAP presentation. Core Earnings 1

Improving Net Interest Margin  Stable NIM trend – 3.43% in 1Q 2014 and 3.44% in 2013 – Reduced non-performing assets and lower deposit costs  Loan accretion on Granite purchased impaired loans was $0.9 million in 1Q 2014, and $5.7 million in 2013  Earning asset yield stable at 3.98% in 1Q 2014 and 4.00% for 2013, up from 3.75% in 2012 – Securities yield improved to 2.67% in 1Q 2014 from 2.21% a year earlier  Average loans rose $10.4 million in 1Q 2014  1Q 2014 cost of interest bearing deposits declined 2 bp to 48 bps 7 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 Yield on Loans Yield on Investment Securities 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 Cost of Interest Bearing Deposits Net Interest Margin Quarterly Loan and Securities Yields Quarterly Margin and Cost of Deposits Quarterly Results Average Balances, Yields and Net Interest Margin Dollars in thousands 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 Average loans (includes loans held for sale) 1,147,347$ 1,114,841$ 1,188,357$ 1,199,309$ 1,209,714$ Average yield 5.24% 5.21% 5.35% 4.97% 4.73% Average loans and securities 1,712,572 1,692,304 1,784,130 1,785,541 1,770,270 Average earning assets 1,931,330 1,895,137 1,839,359 1,859,379 1,830,822 Average yield 3.80% 3.85% 4.29% 4.05% 3.98% Average interest bearing liabilities 1,734,391 1,675,133 1,606,302 1,611,915 1,585,272 Average rate 0.68% 0.65% 0.61% 0.61% 0.63% Average cost of interest bearing deposits 0.57% 0.54% 0.51% 0.50% 0.48% Net interest margin 3.20% 3.27% 3.76% 3.52% 3.43% Net interest rate spread 3.13% 3.20% 3.68% 3.44% 3.35%

Continued Asset Quality Improvements  Non-performing assets fell by $5.0 million (7.83%) in 1Q 2014, and by $84.0 million (58.9%) since year end 2012 – Reduced to 2.9% of total assets from 6.6% at the end of 2012  Continued loan quality improvement in 1Q – Classified loans decreased by $4.7 million (5.0%) – Nonperforming loans fell by $1.2 million (3.43%) in 1Q  The ALL was reduced to $26.0 million, reflecting the improved asset quality – Net charge offs were 0.02% of loans in 1Q 2014 – ALL is 2.13% of loans held for investment 8 $71 $59 $51 $35 $34 $47 $36 $33 $28 $25 $0 $20 $40 $60 $80 $100 $120 $140 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 M il li o n s o f D o ll a rs Nonperforming loans OREO and foreclosed assets $63 $47 $44 $46 $43 $137 $121 $115 $96 $91 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 M il li o n s o f D o ll a rs Special Mention Loans Classified Lo s Quarterly Asset Quality Trends 33% decline 50% decline Quarterly Asset Quality Dollars in thousands 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 Allowance for loan losses (ALL) 29,641$ 25,085$ 25,387$ 26,785$ 26,039$ Nonperforming loans to Total loans 6.3% 5.0% 4.3% 2.9% 2.8% Nonperforming assets to Total assets 5.6% 4.7% 4.1% 3.2% 2.9% Annualized net charge-offs to Average loans (0.08%) 1.26% (0.22%) 0.14% 0.02% Allowance f r loan loss to Total loans 2.66% 2.11% 2.12% 2.21% 2.13% Bank Classified Assets to Tier 1 Capital + ALL 105% 93% 86% 70% 65%

Valuable Deferred Tax Asset  Consolidated net deferred tax asset of $155.8 million at the end of 1Q 2014 – $8.2 million currently reflected on balance sheet and in equity – $147.6 million remaining DTA valuation allowance 9 Deferred Tax Asset Rollforward Dollars in Millions Net DTA DTA Valuation Allowance Unreserved Net DTA Beginning Balance , December 31, 2013 158.2$ 148.0$ 10.2$ Net income, tax strategies and other adjustments (2.4) (0.4) (2.0) Ending Balance, March 31, 2014 155.8$ 147.6$ 8.2$

10  Loans grew $7.5 million (1%) in 1Q; Annualized growth of almost 3% – Growth ahead of plan in 1Q; Loan to deposit ratio of 69% – Loan growth in all business lines – Pass rated loans grew $15 million; annualized growth of 6% – Resolution activity less of a drag on loan growth than prior years  Grow loans  Deposits grew over 1% in 1Q; low cost core deposits grew 2% – Ahead of 2014 3% growth target – Treasury Management product and mobile banking infrastructure investments on track  Grow core deposits  Credit resolution activities ahead of schedule – Reduced NPAs by 8% in 1Q, or $5 million; NPA ratio of 2.9% vs year end goal of 2.3% – Reduced classified assets by $8.4 million with 2014 goal of $40 million – Bank classified asset ratio from 70% to 67%  Resolve remaining credit issues  Year over year reduction in core noninterest expenses of 8% – Expenses were lower than our internal plan by $1 million in 1Q – Reduced FDIC assessment and supervisory fees in 2nd half 2014 – FTE reductions exceeding plan  Invest in new businesses while maintaining focus on expenses Progress on 2014 Goals 10

Questions 11

Appendix 12

Non-GAAP Measures  Reconciliation of non- GAAP measures to the most directly comparable GAAP measure 13 Reconciliation of Non-GAAP Measures Dollars in thousands 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 Net income (loss) (4,596)$ (3,183)$ 4,006$ 2,290$ 1,277$ Less taxes, credit costs and nonrecurring items: TaxesIncome tax benefit (expense) (1,853) (236) (286) 1,049 (23) Other real estate owned expenseGain on sales of securiti s 2,377 345 50 - - Provision expenseOther real estate owned expense (883) (3,332) 98 (21) (261) Merger related expenseProvision for loan losses (110) 1,057 350 (1,820) 684 Mortgage and litigation accruals - 370 117 - 75 Loan collection expense (1,519) (1,146) (1,120) (548) (657) Branch closure and restructuring expenses (587) (15) 105 (178) (183) Rebranding expense (552) (58) (6) - - Merger-related expense (1,509) (1,989) - - - Core Earnings 40$ 1,821$ 4,698$ 3,808$ 1,642$

14 Investor Contacts Brian Simpson Chief Executive Officer Bob Reid President Dave Nielsen Chief Financial Officer Neil Machovec Chief Credit Officer 1017 East Morehead Street Suite 200 Charlotte, NC 28204 800-873-1172 www.community1.com